AXP(R)
     Large Cap
         Equity
              Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Large Cap Equity Fund seeks to provide shareholders with long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 12 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's new Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. These changes include the hiring of several new portfolio managers and investment leaders and the addition of eight sub-advised funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

If you were a shareholder of record on September 14, you will receive a proxy statement for a shareholder meeting to be held on November 13, 2002. Please take time to consider each proposal and vote promptly.

On behalf of the Board,

Arne H. Carlson

CONTENTS

From the Chairman                                        2

Economic and Market Update                               3

Fund Snapshot                                            5

Questions & Answers with Portfolio Management            6

Investments in Securities                                9

Financial Statements                                    12

Notes to Financial Statements                           15

Independent Auditors' Report                            23

Board Members and Officers                              24

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2 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

Major U.S. financial markets lost ground for the three-month period ending July 31, 2002, although a late rally put them above earlier lows. The same factors that have driven markets down for most of the year so far were still in play during this period. These include concerns about the truthfulness of accounting practices and the perception that stocks remain too expensive relative to company earnings. I expect we'll need to see consistent improvement in earnings before stocks rebound significantly. If corporate revenue growth becomes apparent and widespread, it will effectively make stock valuations cheaper. Increased demand should then have a positive impact on prices.

Economic fundamentals have continued to look positive despite volatility in the financial markets. Inflation and interest rates remain low, unemployment and job growth are at reasonable levels, and there are signs that business spending is beginning to pick up. In addition, a weaker dollar should help U.S. companies that export goods overseas, even though it crimps our wallets when we travel abroad. These and other factors make it highly unlikely that we will experience a so-called "double-dip" recession. I remain optimistic about the direction of the economy and believe that, eventually, markets will start paying attention to these very favorable conditions.

Nevertheless, we should remember that risk still exists. For one, bonds have been experiencing their own bear market. This has created something of a credit crunch for businesses, as liquidity declines and spreads widen. Related to this has been a crisis of confidence -- the unfortunate legacy of recent corporate scandal. In some cases, investors who thought they were buying high-quality corporate bonds were actually getting riskier high-yield securities due to dishonest accounting. Everyone agrees that some type of reform is needed, but the challenge for regulators will be to discourage misleading practices without sacrificing entrepreneurial incentive. Prudent regulation will boost confidence, while misguided efforts will simply make markets less efficient.

What I think all investors need to understand is that we're still working through the excess capacity and inflated demand forecasts that were created in the late `90s. This process has been painful, but it has helped to reorient expectations to levels that are more sustainable. Historically speaking, the late `90s were an aberration and will likely not be repeated soon.

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3 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Economic and Market Update

However, a more sober outlook need not be cause for special concern. We should all ask ourselves, "Have my goals changed in the last couple of years?" For many of us, the answer will be "no." If you're saving for long-term goals like retirement, I would still advise a substantial weighting in equities for your portfolio. Over time, stocks will probably continue to outperform bonds or other investments. And if you're in retirement or getting close, you may want to invest more heavily in bonds and cash, with a smaller portion devoted to equities.

See your financial advisor or retirement plan administrator for more information about different types of securities and asset allocation.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

KEY POINTS

-- Economic fundamentals remain positive.

-- Credit "crunch" for business sector persists.

-- Re-evaluation of personal financial goals key.

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4 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Fund Snapshot
         AS OF JULY 31, 2002

PORTFOLIO MANAGER

Portfolio manager                                            Doug Chase
Tenure/since                                                    3/28/02
Years in industry                                                    10

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates

A: 3/28/02        B: 3/28/02        C: 3/28/02       Y: 3/28/02

Ticker symbols

A: ALEAX          B: --             C: --            Y: --

Total net assets                                          $16.9 million
Number of holdings                                     approximately 80

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
           X           LARGE
                       MEDIUM  SIZE
                       SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

(pie graph)

Common stocks 94.0%

Cash equivalents 6.0%

TOP FIVE SECTORS

Percentage of portfolio assets

Health care                                                        20.8%
Health care services                                                9.6
Computers & office equipment                                        8.7
Retail                                                              6.2
Energy                                                              5.4

TOP TEN HOLDINGS

Percentage of portfolio assets

Pfizer                                                              7.7%
Wyeth                                                               5.7
McKesson                                                            4.6
General Electric                                                    4.3
Cardinal Health                                                     3.4
AOL Time Warner                                                     3.0
Exxon Mobil                                                         2.8
Philip Morris                                                       2.6
Sun Microsystems                                                    2.3
Pharmacia                                                           2.0

Fund holdings are subject to change.

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5 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q: How did the Fund perform for the period under review? (From March 28, 2002, when the Fund's shares became publicly available, through July 31, 2002.)

A: In a volatile period, marred by accounting scandals and low investor confidence, the Fund offered investors performance that outpaced that of the majority of the Fund's industry peers and its broad market benchmarks. For the period under review, the Fund returned -17.80% (Class A shares, excluding sales charges) versus its benchmark, the Russell 1000(R) Index, which returned -19.86%, and its peer group, the Lipper Large-Cap Core Funds Index, which returned -18.92%.

Q:  What factors significantly impacted performance?

A: For most of the period under review, the Fund's overall underweighted exposure to technology stocks, as well as individual stock selection within the technology sector, were the two most significant positive attributes to relative performance. The Fund also benefited from select positions in international oil companies and overweighted allocations to energy service stocks.

    The Fund was hurt by a continued underweight in the stocks of financial service companies. However, this sector has not typically outperformed both going into and coming out of a recession until now, and thus the Fund remains underweight in financial stocks.

(bar graph)
            PERFORMANCE COMPARISON
        For the year ended July 31, 2002
  0%
 -5%
-10%
-15%      (bar 1)       (bar 2)       (bar 3)
-20%      -17.80%       -19.86%       -18.92%

(bar 1) AXP Large Cap Equity Fund Class A (excluding sales charge)

(bar 2) Russell 1000(R) Index(1) (unmanaged)

(bar 3) Lipper Large-Cap Core Funds Index(2)

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, a broad measure of equity market performance.

(2) Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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6 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > The Fund's overall underweighted exposure to technology stocks, as well as individual stock selection within the technology sector, were the two most significant positive attributes to relative performance. (end callout quote)

Q:  What changes did you make to the portfolio?

A: July proved to be an eventful month for the equity markets, as existing conditions -- volatility and investor pessimism -- became more pronounced. As we examined second quarter performance, we saw in the very beginning of July that financial stocks generally outperformed and healthcare underperformed. We selectively sold off financial stocks in order to add to healthcare holdings, a sector comprised of solid companies with strong fundamentals and favorable growth prospects, particularly given the aging demographics of our country. Keeping in mind that the period under review was marked by extreme volatility and overwhelming fears among investors -- a situation rife with opportunity to buy many stocks at "giveaway" prices -- we found it an ideal time to add growth potential to the portfolio.

    Likewise, earlier in July, we added some technology stocks to the portfolio at attractive prices, which have benefited the Fund's since-inception performance.

    During such volatile times, it can be beneficial to increase the turnover of the portfolio in order to buy stocks at dramatically reduced prices, which we did during July.

TOTAL RETURNS SINCE INCEPTION
as of July 31, 2002

At Net Asset
Value (NAV)(1)          Class A        Class B         Class C        Class Y

1 year                    N/A            N/A             N/A            N/A
5 years                   N/A            N/A             N/A            N/A
10 years                  N/A            N/A             N/A            N/A
Total returns
since inception         -17.80%(2)     -18.00%(2)      -18.00%(2)     -17.80%(2)

With Sales Charge       Class A        Class B         Class C        Class Y

1 year                    N/A            N/A             N/A            N/A
5 years                   N/A            N/A             N/A            N/A
10 years                  N/A            N/A             N/A            N/A
Total returns
since inception         -22.53%(2)     -22.10%(2)      -18.82%(2)     -17.80%(2)

(1) Excluding sales charge.

(2) Inception date was March 28, 2002. Returns are not annualized.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Questions & Answers

Q:  What is your outlook for the months ahead?

A: It's clear that we're in the throes of an emotion-driven market. However, reat opportunities emerge when emotions prevail over fundamentals, both to the downside and to the upside. July was a great example of investment opportunity created as a result of emotional overreaction.

    We are carefully monitoring sectors like technology, where we're seeing a separation between the market-leading survivors and the second-tier players. As these second-tier players drop out, some large-cap technology companies will benefit from less competitive markets and consequently, better sales and wider profit margins.

    Our goal is to offer shareholders a large-cap fund that can serve as the core of a diversified investment portfolio. While small- and mid-cap stocks have outperformed larger-cap issues at times in the recent past, the large-cap segment of the market will remain essential to investor portfolios.

    Our investment approach consists of identifying companies with long-term business models at attractive valuations that have the ability to appreciate in value. We gauge valuations by how fast a company is growing and expanding its market share, and what is fair value for its shares based on that projected growth rate. Looking ahead, we believe large-cap stocks are well-positioned for higher returns and growth versus many other segments of the market.

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8 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Investments in Securities

AXP Large Cap Equity Fund

July 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (92.4%)
Issuer                                                Shares            Value(a)

Aerospace & defense (0.2%)
General Dynamics                                         400             $32,368

Banks and savings & loans (0.7%)
FleetBoston Financial                                  1,966              45,611
Wachovia                                               2,159              77,292
Total                                                                    122,903

Beverages & tobacco (3.5%)
PepsiCo                                                3,926             168,582
Philip Morris                                          9,322             429,279
Total                                                                    597,861

Building materials & construction (0.9%)
Centex                                                 3,242             155,454

Communications equipment & services (1.1%)
Marvell Technology Group                               1,895(b,c)         36,289
Motorola                                              12,391             143,736
Total                                                                    180,025

Computer software & services (2.1%)
Microsoft                                              3,317(b)          159,050
Oracle                                                19,100(b)          191,172
Total                                                                    350,222

Computers & office equipment (8.6%)
Apple Computer                                        16,184(b)          246,968
BEA Systems                                           32,212(b)          178,777
Cisco Systems                                         17,900(b)          236,101
Hewlett-Packard                                       22,338             316,083
Mercury Interactive                                    3,752(b)           96,126
Sun Microsystems                                      95,733(b)          375,273
Total                                                                  1,449,328

Electronics (4.1%)
Applied Materials                                      3,800(b)           56,506
Flextronics Intl                                      20,122(b,c)        159,366
Intel                                                  8,949             168,152
KLA-Tencor                                             1,166(b)           45,929
Micron Technology                                     10,877(b)          211,992
Novellus Systems                                       2,150(b)           58,029
Total                                                                    699,974

Energy (5.3%)
ChevronTexaco                                          3,723             279,225
Exxon Mobil                                           12,646             464,867
Phillips Petroleum                                     2,856             147,798
Total                                                                    891,890

Energy equipment & services (2.8%)
Cooper Cameron                                         1,200(b)           51,588
Nabors Inds                                            1,259(b,c)         38,425
Schlumberger                                           1,400              60,088
Transocean                                            12,396             316,098
Total                                                                    466,199

Financial services (5.2%)
Citigroup                                              8,708             292,065
Fannie Mae                                             3,350             250,882
Federated Investors Cl B                                  21                 597
Freddie Mac                                            3,315             205,364
MBNA                                                   6,850             132,822
Total                                                                    881,730

Food (0.2%)
Dean Foods                                             1,257(b)           41,908

Furniture & appliances (0.7%)
Mohawk Inds                                            2,639(b)          125,353

Health care (20.3%)
Abbott Laboratories                                    7,790             322,584
Biomet                                                 7,233             187,552
Genzyme-General Division                               7,253(b)          165,223
Guidant                                                1,566(b)           54,497
MedImmune                                              3,315(b)           98,588
Pfizer                                                39,300           1,271,355
Pharmacia                                              7,508             335,908
St. Jude Medical                                       1,964(b)           74,632
Wyeth                                                 23,750             947,625
Total                                                                  3,457,964

See accompanying notes to investments in securities.

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9 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Health care services (9.4%)
AmerisourceBergen                                      2,275            $152,402
Cardinal Health                                        9,683             557,741
Caremark Rx                                            7,398(b)          116,149
Humana                                                   100(b)            1,231
McKesson                                              22,966             756,040
Oxford Health Plans                                    50(b)               2,151
Total                                                                  1,585,714

Household products (1.7%)
Avon Products                                          6,084             281,446

Industrial equipment & services (1.2%)
Caterpillar                                            4,399             196,635

Insurance (1.8%)
Allstate                                               1,100              41,811
American Intl Group                                    4,043             258,429
Total                                                                    300,240

Leisure time & entertainment (5.0%)
AOL Time Warner                                       43,991(b)          505,896
Viacom Cl B                                            8,564(b)          333,311
Total                                                                    839,207

Media (1.3%)
Fox Entertainment Group Cl A                           1,797(b)           35,850
Omnicom Group                                          1,800              95,958
USA Interactive                                        3,945(b)           86,983
Total                                                                    218,791

Metals (0.3%)
Freeport-McMoRan Copper & Gold Cl B                    3,696(b)           56,438

Multi-industry conglomerates (5.2%)
Cendant                                                5,835(b)           80,640
General Electric                                      22,150             713,230
Honeywell Intl                                         2,550              82,518
Total                                                                    876,388

Paper & packaging (0.7%)
Bowater                                                  851              38,797
Intl Paper                                             2,041              81,273
Total                                                                    120,070

Real estate investment trust (0.6%)
Starwood Hotels & Resorts Worldwide                    3,987             102,466

Retail (6.1%)
AutoZone                                               3,799(b)          280,176
Circuit City Stores-Circuit City Group                 7,792             132,854
Dollar General                                         5,067              86,950
Home Depot                                             7,105             219,402
Lowe's Companies                                       2,811             106,396
Safeway                                                5,976(b)          166,252
TJX Companies                                          2,353              41,719
Total                                                                  1,033,749

Utilities -- electric (1.4%)
Dominion Resources                                     2,477             147,232
Sempra Energy                                          4,333              91,860
Total                                                                    239,092

Utilities -- gas (0.3%)
Kinder Morgan                                          1,021              42,484

Utilities -- telephone (1.5%)
AT&T                                                  24,837             252,841

Total common stocks
(Cost: $16,881,563)                                                  $15,598,740

Short-term securities (5.9%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
         09-13-02               1.72%               $500,000            $498,927
Federal Natl Mtge Assn Disc Nt
         10-16-02               1.74                 500,000             498,216

Total short-term securities
(Cost: $997,147)                                                        $997,143

Total investments in securities
(Cost: $17,878,710)(d)                                               $16,595,883

See accompanying notes to investments in securities.

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10 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2002, the value of foreign securities represented 1.4% of net assets.

(d) At July 31, 2002, the cost of securities for federal income tax purposes was $18,020,525 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $  250, 738
     Unrealized depreciation                                         (1,675,380)
                                                                     ----------
     Net unrealized depreciation                                    $(1,424,642)
                                                                    -----------

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11 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Large Cap Equity Fund

July 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $17,878,710)                                                                        $16,595,883
Cash in bank on demand deposit                                                                              340,038
Capital shares receivable                                                                                    27,591
Dividends and accrued interest receivable                                                                     5,825
Receivable for investment securities sold                                                                   252,622
                                                                                                            -------
Total assets                                                                                             17,221,959
                                                                                                         ----------
Liabilities
Payable for investment securities purchased                                                                 228,661
Payable to AEFC                                                                                              33,100
Accrued investment management services fee                                                                      274
Accrued distribution fee                                                                                        223
Accrued transfer agency fee                                                                                     116
Accrued administrative services fee                                                                              23
Other accrued expenses                                                                                       77,468
                                                                                                             ------
Total liabilities                                                                                           339,865
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                      $16,882,094
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    41,107
Additional paid-in capital                                                                               18,929,176
Undistributed net investment income                                                                               7
Accumulated net realized gain (loss) (Note 6)                                                              (805,369)
Unrealized appreciation (depreciation) on investments                                                    (1,282,827)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                                $16,882,094
                                                                                                        ===========
Net assets applicable to outstanding shares:                Class A                                     $11,444,425
                                                            Class B                                     $ 5,186,963
                                                            Class C                                     $   227,370
                                                            Class Y                                     $    23,336
Net asset value per share of outstanding capital stock:     Class A shares          2,783,556           $      4.11
                                                            Class B shares          1,266,102           $      4.10
                                                            Class C shares             55,408           $      4.10
                                                            Class Y shares              5,671           $      4.11
                                                                                        -----           -----------

See accompanying notes to financial statements.

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12 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP Large Cap Equity Fund

For the period from March 28, 2002* to July 31, 2002
Investment income
Income:
Dividends                                                                                               $    34,326
Interest                                                                                                      4,589
   Less foreign taxes withheld                                                                                 (205)
                                                                                                               ----
Total income                                                                                                 38,710
                                                                                                             ------
Expenses (Note 2):
Investment management services fee                                                                           20,304
Distribution fee
   Class A                                                                                                    5,983
   Class B                                                                                                    9,427
   Class C                                                                                                      385
Transfer agency fee                                                                                           7,094
Incremental transfer agency fee
   Class A                                                                                                      484
   Class B                                                                                                      485
   Class C                                                                                                       29
Service fee -- Class Y                                                                                           10
Administrative services fees and expenses                                                                     1,692
Custodian fees                                                                                                6,061
Printing and postage                                                                                         49,119
Registration fees                                                                                            51,079
Audit fees                                                                                                   14,500
Other                                                                                                           877
                                                                                                                ---
Total expenses                                                                                              167,529
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (117,831)
                                                                                                           --------
                                                                                                             49,698
   Earnings credits on cash balances (Note 2)                                                                   (18)
                                                                                                                ---
Total net expenses                                                                                           49,680
                                                                                                             ------
Investment income (loss) -- net                                                                             (10,970)
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                 (805,384)
Net change in unrealized appreciation (depreciation) on investments                                      (1,281,341)
                                                                                                         ----------
Net gain (loss) on investments                                                                           (2,086,725)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $(2,097,695)
                                                                                                        ===========
* When shares became publicly available.

See accompanying notes to financial statements.

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13 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Statement of changes in net assets
AXP Large Cap Equity Fund

For the period from March 28, 2002* to July 31, 2002
Operations
Investment income (loss) -- net                                                                         $   (10,970)
Net realized gain (loss) on security transactions                                                          (805,384)
Net change in unrealized appreciation (depreciation) on investments                                      (1,281,341)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                          (2,097,695)
                                                                                                         ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                               11,367,703
   Class B shares                                                                                         5,967,979
   Class C shares                                                                                           241,975
   Class Y shares                                                                                            23,000
Payments for redemptions
   Class A shares                                                                                          (434,672)
   Class B shares (Note 2)                                                                                 (181,280)
   Class Y shares                                                                                            (4,191)
                                                                                                             ------
Increase (decrease) in net assets from capital share transactions                                        16,980,514
                                                                                                         ----------
Total increase (decrease) in net assets                                                                  14,882,819
Net assets at beginning of period (Note 1)                                                                1,999,275**
                                                                                                          ---------
Net assets at end of period                                                                             $16,882,094
                                                                                                        ===========
Undistributed net investment income                                                                     $         7
                                                                                                        -----------

 * When shares became publicly available.

** Initial capital of $2,000,000 was contributed on March 21, 2002. The Fund had a decrease in net assets resulting from operations of $725 during the period from March 21, 2002 to March 28, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

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14 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Large Cap Equity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. On March 21, 2002, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on March 28, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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15 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

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16 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $10,216 and accumulated net realized loss has been decreased by $15 resulting in a net reclassification adjustment to decrease paid-in capital by $10,231.

The tax character of distributions paid for the period indicated is as follows:

For the period from March 28, 2002* to July 31, 2002

Class A
Distributions paid from:
     Ordinary income                                                    $--
     Long-term capital gain                                              --

Class B
Distributions paid from:
     Ordinary income                                                     --
     Long-term capital gain                                              --

Class C
Distributions paid from:
     Ordinary income                                                     --
     Long-term capital gain                                              --

Class Y
Distributions paid from:
     Ordinary income                                                     --
     Long-term capital gain                                              --

* When shares became publicly available.

As of July 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $        --
Accumulated gain (loss)                                         $  (663,547)
Unrealized appreciation (depreciation)                          $(1,424,642)

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

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17 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The first adjustment will be made on Oct. 1, 2002 and will cover the six-month period beginning April 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $71,293 for Class A the period ended July 31, 2002.

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18 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until July 31, 2003. Under this agreement, total expenses will not exceed 1.25% for Class A, 2.01% for Class B, 2.01% for Class C and 1.07% for Class Y of the Fund's average daily net assets.

During the period ended July 31, 2002, the Fund's custodian and transfer agency fees were reduced by $18 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $24,178,336 and $8,367,893 respectively, for the period ended July 31, 2002. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the period from March 28, 2002* to July 31, 2002 are as follows:

                                             Class A           Class B           Class C           Class Y
Sold                                        2,497,491         1,308,348           53,408             4,674
Issued for reinvested distributions                --                --               --                --
Redeemed                                     (107,935)          (44,246)              --            (1,003)
                                            ---------         ---------           ------             -----
Net increase (decrease)                     2,389,556         1,264,102           53,408             3,671
                                            ---------         ---------           ------             -----

* When shares became publicly available.

5. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the period ended July 31, 2002.

6. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $663,547 as of July 31, 2002, that will expire in 2002 through 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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19 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2002(b)
Net asset value, beginning of period                                  $5.00
Income from investment operations:
Net gains (losses) (both realized and unrealized)                      (.89)
Net asset value, end of period                                        $4.11

Ratios/supplemental data
Net assets, end of period (in millions)                                 $11
Ratio of expenses to average daily net assets(c, e)                   1.25%(d)
Ratio of net investment income (loss) to average daily net assets     (.11%)(d)
Portfolio turnover rate (excluding short-term securities)               88%
Total return(i)                                                     (17.80%)

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2002(b)
Net asset value, beginning of period                                  $5.00
Income from investment operations:
Net investment income (loss)                                           (.01)
Net gains (losses) (both realized and unrealized)                      (.89)
Total from investment operations                                       (.90)
Net asset value, end of period                                        $4.10

Ratios/supplemental data
Net assets, end of period (in millions)                                  $5
Ratio of expenses to average daily net assets(c, f)                    2.01%(d)
Ratio of net investment income (loss) to average daily net assets      (.86%)(d)
Portfolio turnover rate (excluding short-term securities)                88%
Total return(i)                                                      (18.00%)

See accompanying notes to financial highlights.

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20 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2002(b)
Net asset value, beginning of period                                  $5.00
Income from investment operations:
Net investment income (loss)                                           (.01)
Net gains (losses) (both realized and unrealized)                      (.89)
Total from investment operations                                       (.90)
Net asset value, end of period                                        $4.10

Ratios/supplemental data
Net assets, end of period (in millions)                                 $--
Ratio of expenses to average daily net assets(c, g)                   2.01%(d)
Ratio of net investment income (loss) to average daily net assets     (.92%)(d)
Portfolio turnover rate (excluding short-term securities)               88%
Total return(i)                                                     (18.00%)

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2002(b)
Net asset value, beginning of period                                  $5.00
Income from investment operations:
Net gains (losses) (both realized and unrealized)                      (.89)
Net asset value, end of period                                        $4.11

Ratios/supplemental data
Net assets, end of period (in millions)                                 $--
Ratio of expenses to average daily net assets(c, h)                   1.07%(d)
Ratio of net investment income (loss) to average daily net assets      .09%(d)
Portfolio turnover rate (excluding short-term securities)               88%
Total return(i)                                                     (17.80%)
See accompanying notes to financial highlights.

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21 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 5.12% for the period ended July 31, 2002.

(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 5.88% for the period ended July 31, 2002.

(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 5.88% for the period ended July 31, 2002.

(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 4.94% for the period ended July 31, 2002.

(i)  Total return does not reflect payment of a sales charge.

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22 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Large Cap Equity Fund (a series of AXP Growth Series, Inc.) as of July 31, 2002, the related statements of operations, changes in net assets and the financial highlights for the period from March 28, 2002 (when shares became publicly available) to July 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Large Cap Equity Fund as of July 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 6, 2002

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23 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute                                                                     Association Inc.
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
Texaco, Inc.                                                          formerly with Texaco        Inc. (office equipment),
2000 Westchester Avenue                                               Inc., treasurer,            Reynolds & Reynolds
White Plains, NY 10650                                                1999-2001 and general       Company (information
Born in 1944                                                          manager, alliance           services), TECO Energy,
                                                                      management operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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24 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        Retired president and
901 S. Marquette Ave.                                                 professor of economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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25 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice president -
50005 AXP Financial Center                                            investment accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; vice
Born in 1955                                                          president - finance,
                                                                      American Express Company,
                                                                      2000-2002; vice president
                                                                      - corporate controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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26 -- AXP LARGE CAP EQUITY FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds AXP(R)
Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International
Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                          (9/02)

AXP Large Cap Equity Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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This report must be accompanied or preceded by the Fund's current prospectus.
Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.


                                                                 S-6244 C (9/02)